UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2014

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 E. Franklin Street Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 887-5000

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 21, 2014, Media General, Inc. (the “Company”) announced the entry into an Agreement and Plan of Merger by and among the Company, certain of its subsidiaries and LIN Media LLC, a Delaware limited liability company (“LIN Media”), providing for a strategic business combination transaction between the Company and LIN Media (the “LIN Merger”). This Form 8-K incorporates by reference LIN Media’s audited financial statements as of December 31, 2013 and 2012 and for the three years ended December 31, 2013 and the pro forma financial information relating to the LIN Merger.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited consolidated financial statements of LIN Media as of December 31, 2013 and 2012 and for the three years ended December 31, 2013, the notes related thereto and the report of the independent registered public accounting firm thereon are incorporated herein by reference from LIN Media’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Commission on March 3, 2014.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2013 and the notes related thereto are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of LIN Media.

23.2	Consent of BDO USA, LLP, independent auditor of Federated Media Publishing, Inc.

99.1	Audited consolidated financial statements of LIN Media as of December 31, 2013 and 2012 and for the three years ended December 31, 2013 (incorporated by reference in LIN Media’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Commission on March 3, 2014 (File No. 001-36032)).

99.2	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2014	MEDIA GENERAL, INC.

	By:	/s/ James F. Woodward
	Name:	James F. Woodward
	Title:	Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of LIN Media.

23.2	Consent of BDO USA, LLP, independent auditor of Federated Media Publishing, Inc.

99.1	Audited consolidated financial statements of LIN Media as of December 31, 2013 and 2012 and for the three years ended December 31, 2013 (incorporated by reference in LIN Media’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Commission on March 3, 2014 (File No. 001-36032)).

99.2	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2013